UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2016

Zynex, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9990 Park Meadows Drive Lone Tree, Colorado	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 703-4906

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Effective December 16, 2016, Zynex, Inc. (the “Company”) entered into Amendment No. 8 to Forbearance Agreement (the “Amendment”) with its senior secured lender TBK Bank, SSB (the “Lender”). The Amendment amends that certain Forbearance Agreement dated December 17, 2014 (as amended) between the Company and Lender to extend the date of forbearance period to March 31, 2017. In addition, the Amendment provides an escalating refinance fee to be paid to the Lender in connection with any future refinance of the Company’s current debt facility with the Lender. The foregoing is qualified in its entirety by the Amendment which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibits No.	Description

10.1	Amendment No. 8 to Forbearance Agreement dated December 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynex, Inc.

Date:	January 11, 2017	By:	/s/ Thomas Sandgaard
Thomas Sandgaard
Chairman, President, Chief Executive Officer, Principal Executive Officer, Chief Financial Officer and Principal Financial Officer